Exhibit 10.17

EXECUTION VERSION

FOXX DEVELOPMENT INC.
SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of June 22, 2023, by and between Foxx Development Inc., a Texas corporation (the “Company”), and New Bay Capital Limited, a Hong Kong registered entity (the “Investor”).

WHEREAS, the Investor wishes to purchase from the Company, and the Company wishes to sell and issue to the Investor, upon the terms and conditions stated in this Agreement, in the principal amount of US$2,000,000 of Series A convertible promissory note (the “Note”) of the Company, convertible into common shares (collectively, the “Converted Shares”) of the Company, par value US$0.001 per share, at a price of US$30.00 per share at the time that the Company completes an IPO, with the rights and preferences set forth in the form of Series A Convertible Note (the “Form of Note”) attached hereto as Exhibit A, upon the terms and conditions set forth in this Agreement;

WHEREAS, the Note and the Converted Shares issued pursuant to this Agreement are together referred to herein as the “Securities”; and

WHEREAS, in connection with the Investor’ purchase of the Securities, the Investor will receive certain rights to participate in the proposed initial public offering of Company stock, and will be subject to certain restrictions on the transfer of the Securities, all as more fully set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to the sale and purchase of the Securities as set forth herein.

1. Definitions.

For purposes of this Agreement, the terms set forth below shall have the corresponding meanings provided below.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Affiliate” shall mean, with respect to any specified Person, (i) if such Person is an individual, the spouse, heirs, executors, or legal representatives of such individual, or any trusts for the benefit of such individual or such individual’s spouse and/or lineal descendants, or (ii) otherwise, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. As used in this definition, “control” shall mean the possession, directly or indirectly, of the sole and unilateral power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument.

“Blue Sky Application” is defined in Section 5.4(a) hereto.

“Business Day” shall mean any day on which banks located in New York, New York and Hong Kong are not required or authorized by law to remain closed.

“Closing” and “Closing Date” are defined in Section 2.2(c).

“Company’s knowledge” means the knowledge of that each of the executive officers, directors (as defined in Rule 405 under the 1933 Act) and each existing shareholder of the Company, and the knowledge that each such person would have reasonably obtained after making due and appropriate inquiry.

“Converted Shares” is defined in the recitals above.

“IPO” shall mean the initial public offering of securities of the Company pursuant to a registration statement filed in accordance with the requirements of the 1933 Act and the commencement of trading on the Nasdaq Stock Market or the New York Stock Exchange of the Company’s securities to be issued in such offering.

“Liens” means any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer or other defect of title of any kind.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, (ii) the ability of the Company to perform its obligations under the Transaction Documents, or (iii) the legality, validity or enforceability of any Transaction Documents.

“Note” is defined in the recitals above.

“Person” shall mean an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

“Piggyback Registration” is defined in Section 5.1 hereto.

“Purchase Price” shall mean the principal amount of USD$2,000,000 of the Note.

“Registrable Securities” shall mean the Converted Shares; provided, however, that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 or Regulation S under the 1933 Act, or (B) such security becoming eligible for sale by the Investor pursuant to Rule 144 or Regulation S without volume limitations.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Regulation S” means Regulation S under the 1933 Act, as amended (or a successor rule).

“Rule 144” is defined in Section 6.1(a)(C) hereto.

“SEC” means the United States Securities and Exchange Commission.

“Securities” is defined in the recitals above.

“Subsequent Closing” and “Subsequent Closing Date” are defined in Section 2.2(b).

“Subsidiaries” shall mean any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest or otherwise controls through contract or otherwise.

“Transaction Documents” shall mean this Agreement, the Form of Note and the exhibits, schedules, appendices and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer” shall mean any sale, transfer, assignment, conveyance, charge, pledge, mortgage, encumbrance, hypothecation, security interest or other disposition, or to make or effect any of the above.

“Underwriter” is defined in Section 5.2 hereto.

“Underwriting Documents” shall mean an underwriting agreement in customary form and all other agreements and other documents reasonably requested by an underwriter in connection with an underwritten public offering of equity securities (including, without limitation, questionnaires, powers of attorney, indemnities, and custody agreements).

2. Sale and Purchase of Note.

2.1 Subscription for Note by Investor. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined), the Investor shall purchase, and the Company shall sell and issue to the Investor, the Note, for the Purchase Price.

2.2 Closing. The closing (the “Closing”) shall occur at the offices of Robinson & Cole LLP, counsel to the Investor, at 666 Third Avenue, 20th Floor, New York, New York, 10017, or remotely via the exchange of documents and signatures, on the date mutually agreed by the Company and the Investor (such date is referred as the “Closing Date”).

2.3 Closing Deliveries. At the Closing, the Company shall deliver to the Investor, against delivery by the Investor of the Purchase Price, duly issued Form of Note representing the Note. At the Closing, the Investor shall deliver or cause to be delivered to the Company the Purchase Price by paying United States dollars by wire transfer as set forth in Appendix A enclosed herein.

3. Representations, Warranties and Acknowledgments of the Investor.

The Investor severally and not jointly represents and warrants to the Company that:

3.1 Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which the Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

3.2 Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

3.3 Restricted Securities. Such Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

3.4 Legends. It is understood that, except as provided below, Form of Note evidencing the Note and the certificates evidencing the Converted Shares, when issued and delivered, may bear the following or any similar legend:

(a) “The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the 1933 Act, (ii) such securities may be sold pursuant to Rule 144 or Regulation S under said Act, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the 1933 Act or qualification under applicable state securities laws.”

(b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

3.5 Eligible Investor. Such Investor is a “non-U.S. Person” as defined in Regulation S promulgated under the 1933 Act. The Investor further represents the following in connection with the Regulation S compliance.

(a) The Investor is not a U.S. Person as such term is defined under Rule 902 of Regulation S (“U.S. Person”). The Investor is at the time of the offer and execution of this Agreement, domiciled outside the United States.

(b) The Investor agrees that all offers and sales of the Securities from the date hereof and through the expiration of any restricted period set forth in Rule 903 of Regulation S (as the same may be amended from time to time hereafter) shall not be made to U.S. Persons or for the account or benefit of U.S. Persons and shall otherwise be made in compliance with the provisions of Regulation S and any other applicable provisions of the 1933 Act.

(c) The Investor shall not engage in hedging transactions with regard to the Securities unless in compliance with the 1933 Act. This Agreement and the transactions contemplated herein are not part of a plan or scheme to evade the registration provisions of the 1933 Act, and the Shares are being acquired for investment purposes by the Investor.

(d) The Investor acknowledges that the Company will refuse to register any transfer of any of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act.

(e) Investor acknowledges and agrees that the certificate(s) representing the Securities will bear a legend substantially as follows:

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF [THE SHARES REPRESENTED BY THIS CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM.

3.6 No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation. The Investor confirms that it has had a substantive pre-existing relationship and direct contact with the Company and its representatives other than in connection with an IPO, it was not identified or contacted through the marketing of an IPO and it did not independently contact the Company as a result of the general solicitation by means of a registration statement.

3.7 Brokers and Finders. No Investor will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or any other Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

4. Representations and Warranties of the Company.

The Company represents, warrants and covenants to the Investor that:

4.1 Organization: Execution, Delivery and Performance.

(a) The Company and each of its Subsidiaries, if any, is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(b) (i) The Company has all requisite corporate power and authority to enter into and perform the Transaction Documents and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation the issuance and reservation for issuance of the Converted Shares) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders, is required, (iii) the Company shall take all efforts to modify records that the Company has a one-member board with the Secretary of State of the State of Texas within two months of this Agreement; (iv) each of the Transaction Documents has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is a true and official representative with authority to sign each such document and the other documents or certificates executed in connection herewith and bind the Company accordingly, and (v) each of the Transaction Documents constitutes, and upon execution and delivery thereof by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and general principles of equity that restrict the availability of equitable or legal remedies.

4.2 Note and Converted Shares Duly Authorized. The Note to be issued to the Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable and free from all taxes or Liens with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. Promptly following the Closing, but no later than 11-month anniversary of the issuance of the Note, the Company shall increase the authorized capital or effectuate a reverse stock split of its issued and outstanding common shares to ensure that the Converted Shares will be duly authorized and reserved for future issuance and, upon conversion of the Note in accordance with its terms, will be duly and validly issued, fully paid and non-assessable, and free from all taxes or Liens with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. The Company shall promptly reserve from its duly authorized capital stock the maximum number of common shares issuable pursuant to this Agreement. It is not necessary in connection with the issuance and sale of the Securities to register the Securities under the 1933 Act or to qualify or register the Securities under applicable U.S. state securities laws. None of the Company, its Subsidiaries or their respective Affiliates or any Person acting on its or their behalf have engaged in any “directed selling efforts” within the meaning of Rule 903 of Regulation S.

4.3 Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of 1,000,000 shares of common stock, of which approximately 1,000,000 shares are issued and outstanding. Except as described above, upon the consummation of the transactions contemplated hereby, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except for the registration rights provisions contained herein) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Converted Shares. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any Lien imposed through the actions or failure to act of the Company.

4.4 No General Solicitation. Neither the Company nor any person participating on the Company’s behalf in the transactions contemplated hereby has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the 1933 Act, with respect to any of the Securities being offered hereby.

4.5 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Investor. The issuance of the Securities to the Investor will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

4.6 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

4.7 Disclosure. All information relating to or concerning the Company or any of its Subsidiaries, officers, directors, employees, customers or clients: (i) set forth in this Agreement and/or (ii) as disclosed in any exhibit or certification thereto is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

5. Registration Rights.

5.1 Participation in Registrations. Following an IPO, whenever the Company proposes to register any of its securities under the 1933 Act, whether for its own account or for the account of another stockholder (except for the registration of securities (A) to be offered pursuant to an employee benefit plan on Form S-8 or (B) pursuant to a registration made on Form S-4, or any successor forms then in effect) at any time and the registration form to be used may be used for the registration of the Registrable Securities (a “Piggyback Registration”), it will so notify in writing all holders of Registrable Securities no later than the earlier to occur of (i) the tenth (10th) day following the Company’s receipt of notice of exercise of other demand registration rights, or (ii) thirty (30) days prior to the anticipated filing date. Subject to the provisions of this Agreement, the Company will include in the Piggyback Registration all Registrable Securities, on a pro rata basis based upon the total number of Registrable Securities with respect to which the Company has received written requests for inclusion within ten (10) business days after the applicable holder’s receipt of the Company’s notice.

5.2 Underwritten Offerings. In the event a registration giving rise to the Investor’ rights pursuant to Section 5.1 relates to an underwritten offering of securities, the Investor’ right to registration pursuant to Section 5.1 shall be conditioned upon its (i) participation in such underwriting, (ii) inclusion of the Registrable Securities therein and (iii) execution of all underwriting documents requested by the underwriter with respect thereto (the “Underwriter”). If the managing underwriter gives the Company its written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold, the Company will include the securities in the registration in the following order of priority: (A) first, all securities the Company proposes to sell; and (B) second, pro rata among all other holders of securities (including the holders of Registrable Securities) that have registration rights, if any, in each case, on the basis of the dollar amount or number of securities requested to be included, as the case may be.

5.3 Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the trading market on which the common shares are then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, and (iv) fees and disbursements of counsel and independent public accountants for the Company.

5.4 Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless the Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor’s behalf and will reimburse such Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or related prospectus.

(b) Indemnification by the Investor. The Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or related prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or related prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 5.4 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation,

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (c) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 5.4 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

5.5 Cooperation by Investor. The Investor shall furnish to the Company, as applicable, such information regarding the Investor and the distribution proposed by it as the Company may reasonably request in connection with any registration or offering referred to in this Section 5. The Investor shall cooperate as reasonably requested by the Company in connection with the preparation of the registration statement with respect to such registration, and for so long as the Company is obligated to file and keep effective such registration statement, shall provide to the Company, in writing, for use in the registration statement, all such information regarding the Investor and its plan of distribution of the Shares included in such registration as may be reasonably necessary to enable the Company to prepare such registration statement, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

6. Transfer Restrictions.

6.1 Transfer or Resale. The Investor understands that:

(a) Except as provided in the registration rights provisions set forth above, the sale or resale of all or any portion or component of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and that all or any portion or component of Securities may not be transferred unless:

(i) the Securities are sold pursuant to an effective registration statement under the 1933 Act,

(ii) the Investor shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration,

(iii) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 6.1 and who is an Accredited Investor, as such term is defined in Rule 501(a) of Regulation D,

(iv) the Securities are sold pursuant to Rule 144, or

(v) the Securities are sold pursuant to Regulation S; and, in each case, the Investor shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel, in form, substance and scope reasonably acceptable to the Company. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

6.2 Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Investor or its nominee, for any Converted Shares in such amounts as specified from time to time by the Investor to the Company upon conversion of the Converted Shares in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). Prior to registration of the Converted Shares under the 1933 Act or the date on which the Converted Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 3.6(A) or 3.8(v), as applicable of this Agreement. Nothing in this Section shall affect in any way the Investor’s obligations and agreement set forth in Section 6.1 hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If an Investor provides the Company with a customary opinion of counsel, that shall be in form, substance and scope reasonably acceptable to such counsel, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected, the Company shall permit the transfer, and, in the case of the Converted Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6.2 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

7. Conditions to Closing of the Investor.

The obligation of the Investor to purchase the Note at the Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

7.1 Representations and Warranties. The representations and warranties made by the Company in Section 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

7.2 Approvals. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

7.3 Judgments, Etc. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

7.4 Company CEO/CFO Certificate. The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections 7.1, 7.2 and 7.3.

7.5 Company Secretary Certificate. The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the certificate of incorporation the Company and bylaws of the Company, as amended or supplemented, and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company. The foregoing certificate shall only be required to be delivered on the First Closing Date, unless any information contained in the certificate has changed.

8. Conditions to Closing of the Company. The obligations of the Company to effect the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Closing Date of the conditions listed below.

8.1 Representations and Warranties. The representations and warranties made by the Investor in Section 3 shall be true and correct in all material respects at the time of Closing as if made on and as of such date.

8.2 Corporate Proceedings. All corporate and other proceedings required to be undertaken by the Investor in connection with the transactions contemplated hereby shall have occurred and all documents and instruments incident to such proceedings shall be reasonably satisfactory in substance and form to the Company.

9. Miscellaneous.

9.1 Notices. All notices, requests, demands and other communications provided in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by facsimile (with receipt confirmed by the sender’s transmitting device) in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.

The Company:	Foxx Development Inc.
	Address:	6689 Peachtree Industrial Blvd. STE. B
Peachtree Corners, GA 30092
Telephone: 855-585-3699
Email: billjiang@foxxusa.com
Attention: Tianliang Jiang

With a copy to:

The Investor	New Bay Capital Limited
	Address:	Rm 1305, 13/F Tower A New Mandarin Plaza
14 Science Museum Road
TST KLN, Hong Kong
Telephone: 011-86-13632999636
Email: Colin.liu@bayroadgroup.com
Attention: Shi Liu

Counsel of the Company	Robinson & Cole LLP
	Address:	Chrysler East Building
666 Third Avenue, 20th Floor
New York, New York 10017
Telephone: +1 (212) 451-2908
Facsimile: +1 (212) 451-2999
Email: azhou@rc.com
Attention: Arila E. Zhou, Esq.

As per the contact information provided on the signature page hereof.

9.2 Survival of Representations and Warranties. Each party hereto covenants and agrees that the representations and warranties of such party contained in this Agreement shall survive the Closing.

9.3 Entire Agreement. This Agreement contains the entire agreement between the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter contained herein.

9.4 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and, which is specifically agreed to be and acknowledged by each party as a third-party beneficiary hereof, is not for the benefit of, nor may any provision hereof be enforced by, any other person.

9.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, but subject to the provisions of Section 6.1 and 6.3 hereof, any Investor may, without the consent of the Company, assign its rights hereunder to any person that purchases Securities in a private transaction from an Investor or to any of its “affiliates,” as that term is defined under the 1934 Act.

9.6 Publicity. The Company shall have the right to review a reasonable period of time before issuance of any press releases or SEC or other regulatory filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or SEC or other regulatory filings with respect to such transactions as is required by applicable law and regulations.

9.7 Binding Effect; Benefits. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; nothing in this Agreement, expressed or implied, is intended to confer on any persons other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

9.8 Amendment; Waivers. All modifications, amendments or waivers to this Agreement shall require the written consent of both the Company and a majority in interest of the Investor (based on the number of Shares purchased hereunder).

9.9 Applicable Law: Disputes. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such court, that such Action is improper or is an inconvenient venue for such Action. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 5.4, the prevailing party in such Action shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action. For purposes of this Section “Action” means any notice of noncompliance or violation, or any claim, demand, charge, action, suit, litigation, audit, settlement, complaint, stipulation, assessment or arbitration, or any request (including any request for information), inquiry, hearing, proceeding or investigation, by or before any federal, state, local, foreign or other governmental, quasi-governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

9.10 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or .pdf transmission, which shall be deemed an original.

9.12 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY UNDER THIS AGREEMENT, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned Investor and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

FOXX DEVELOPMENT INC.

By:	/s/ Tianliang Jiang
	Name:	Tianliang Jiang
	Title:	CEO

NEW BAY CAPITAL LIMITED

By:	/s/ Shi Liu
	Name:	Shi Liu
	Title:	Director

S-1

Appendix A

Wire Instruction of the Company

Appx. A-1

Exhibit A

Form of Series A Convertible Note

Ex. A-1